Q4 and Fiscal 2011 Investor/Analyst Call August 8, 2011 © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. Exhibit 99.2

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
2
Forward-Looking Statements, GAAP
Reconciliation and ISP Divestiture
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in CareFusion’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability;
current economic conditions have and may continue to adversely affect our results of operations and financial condition; we may be unable to realize any benefit from our cost reduction and restructuring efforts and our profitability may be hurt or our business otherwise might be adversely affected; we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others; defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; we are currently operating under an amended consent decree with the FDA and our failure to comply with the requirements of the amended consent decree may have an adverse effect on our business; and our success depends on our key personnel, and the loss of key personnel or the transition of key personnel, including our chief executive officer, could disrupt our business. This presentation reflects management’s views as of August 8, 2011. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
Non-GAAP Financial Measures: The financial information included in this presentation includes Non-GAAP financial measures. Reconciliations can be found on slides 19 and 20 of this presentation.  In addition, definitions and reconciling information can be found on CareFusion’s website at www.carefusion.com under the Investors tab.
ISP Divestiture: Results from the company’s International Surgical Products (ISP) business, which had been included in the Medical Technologies and Services segment and was divested in April 2011, have been classified as discontinued
operations as of Q3 Fiscal 2011. Reported results for continuing operations and comparisons to prior periods exclude the historical results of the ISP business.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. 3 Today’s Speakers • Kieran Gallahue, Chairman and Chief Executive Officer • Jim Hinrichs, Chief Financial Officer

Agenda 4 Fiscal 2012 Guidance Q4 and Fiscal 2011 Results Driving Profitable Growth © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q4 and Fiscal 2011 Results © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q4 Fiscal 2011 Year-Over-Year
Quarterly Review
GAAP Adjusted
$M % Change $M % Change
Revenue $964 4% $964 4%
Operating Expenses $351 7% $321 2%
Operating Income $149 18% $179 29%
Income from Continuing
Operations
$96 104% $118 48%
Diluted EPS from Continuing
Operations
$0.42 100% $0.52 44%
6
1 % Change over prior year period.
2 Adjusted amounts are Non-GAAP financial measures that exclude nonrecurring items primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges and nonrecurring loss on the sale of assets. Additionally, in the case of adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.
2
2
2
1 1
2

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q4 Fiscal 2011 Year-Over-Year
Quarterly Segment Review
GAAP Adjusted
Critical Care Technologies (CCT) $M $M
Revenues $767 7% $767 7%
Segment Profit
2
$137 29% $153 24%
Medical Technologies & Services
(MTS)
$M $M
Revenues $197 (8)% $197 (8)%
Segment Profit
2
$14 75% $26 63%
7
% Change
1
% Change
1
% Change
1
% Change
1
% Change over prior year period.
Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges and nonrecurring loss on the sale of assets. During the fourth quarter of fiscal 2011, the company recognized a $2 million loss on the sale of assets related to the divestiture of its Research Services  business, which was not  allocated to the segments and is not reflected in the above results.
1
2

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2011 Year-Over-Year
Review
GAAP Adjusted
$M % Change $M % Change
Revenue $3,528 2% $3,528 2%
Operating Expenses $1,309 2% $1,203 (1)%
Operating Income $496 10% $602 17%
$291 84% $371 23%
Diluted EPS from Continuing
Operations
$1.29 82% $1.65 22%
8
1 % Change over prior year period.
2 Adjusted amounts are Non-GAAP financial measures that exclude nonrecurring items primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges and nonrecurring gain on the sale of assets. Additionally, in the case of adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.
1
1
2
2
2
2
Income from Continuing
Operations

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2011 Year-Over-Year
Segment Review
GAAP Adjusted
Critical Care Technologies (CCT) $M $M
Revenues $2,729 3% $2,729 3%
Segment Profit
2
$434 10% $511 14%
Medical Technologies & Services
(MTS)
$M % Change $M % Change
Revenues $799 (4)% $799 (4)%
Segment Profit
2
$49 17% $91 40%
9
1 % Change over prior year period.
2 Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items primarily related to the spinoff and nonrecurring restructuring and acquisition integration charges. During fiscal 2011, the company recognized a net $13 million gain on the sale of assets related to the divestiture of its OnSite Services business ($15 million gain) and Research Services business ($2 million loss), which was not allocated to the segments and is not reflected in the above results.
% Change
% Change
1
1
1 1

Fiscal 2012 Guidance © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2012 Financial Guidance
FY12 Outlook
Total Revenue
3-5% growth over FY11 revenue of $3.5B on a
constant currency basis
Adjusted Operating Margin
2
~18%
Adjusted Effective Tax Rate
2
28 – 30%
Adjusted Diluted EPS From
Continuing Operations
$1.80 - $1.90
Diluted Weighted Average Shares
Outstanding
~226M
Capital Expenditures
$150M - $160M
11
1  Assumes foreign exchange rates at average FY11 rates for all currencies.
2 Adjusted amounts are Non-GAAP financial measures that exclude nonrecurring items primarily related to the spinoff and nonrecurring restructuring and acquisition integration charges. Additionally, in the case of adjusted effective tax rate and adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2012 Revenue and Adjusted
EPS Guidance and Assumptions
•
Guidance
Revenue growth of 3 to 5 percent over FY11 revenues of
$3.5B
Adjusted diluted EPS of $1.80 to $1.90
•
Assumptions
CareFusion markets grow low single digits; expect to do
better in markets where we are growing share at a faster
rate than the underlying market
Revenue and earnings weighted to 2HFY12
Foreign exchange rates at average FY11 rates for all
currencies

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2012 CCT Segment-Related
Assumptions vs. Fiscal 2011 Results
•
Dispensing: Revenues grow on a percentage
basis by high single digits
Assumes contributions from Rowa for approximately
eleven months of the year
•
Infusion: Revenues grow on a percentage basis
by mid single digits
Discounted infusion pump installations impact revenue
growth and margins in Q1 through Q3
2HFY12 margins benefit as dedicated disposable revenue
increases
•
Respiratory: Revenues on a percentage basis
are down low single digits

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2012 MTS Segment-Related
Assumptions vs. Fiscal 2011 Results
•
Infection Prevention: Revenues grow on a
percentage basis by low double digits
•
Medical Specialties: Revenues grow on a
percentage basis by low to mid single digits
•
OnSite Services Divestiture: Negatively
impacts MTS revenue by 4 percent

Driving Profitable Growth © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. Profitable Growth Drives Shareholder Returns 16

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Driving Profitable Growth

FY09-FY11
Stand Up
FY11-FY14
Building Foundation For
Growth
FY14-Beyond
Accelerating Long-Term
Growth
Goals as we exit FY14
• Target revenue growth of mid to high single digits
• Expand operating margins to range of 20+ percent
• Grow operating earnings 11 to 15 percent
• Target ROIC higher than WACC
FY09-FY11
FY11-FY14
FY14-Beyond

Q&A © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q4 Fiscal 2011 Non-GAAP
Reconciliations
$ in millions
Q4 FY11
GAAP
Nonrecurring
Items
Q4 FY11
Adjusted
Operating Expenses
1
$351 $(30) $321
Operating Income
1
$149 $30 $179
Income From Continuing Operations
1
$96 $22 $118
Diluted EPS From Continuing
Operations
1
$0.42 $0.10 $0.52
Critical Care Technologies
Segment Profit
$137 $16 $153
Medical Technologies and Services
Segment Profit
2
$14 $12 $26
19
2
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investors tab. A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on August 8, 2011.
1
The nonrecurring items in the table above include items primarily related to the spinoff, restructuring and acquisition integration charges and loss on the sale of assets. Additionally, in the case of income from continuing operations and diluted earnings per share from continuing operations, nonrecurring items also include tax items.
2
The nonrecurring items in the table above include items primarily related to the spinoff and restructuring and acquisition integration charges. During  the fourth quarter of  fiscal 2011, the company recognized a $2 million loss on the sale of assets related to the divestiture of its Research Services business, which was not allocated to the segments and is not reflected in the above results.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2011 Non-GAAP
Reconciliations
$ in millions
FY11
GAAP
Nonrecurring
Items
FY11
Adjusted
Operating Expenses
1
$1,309 $(106) $1,203
Operating Income
1
$496 $106 $602
Income From Continuing Operations
1
$291 $80 $371
Diluted EPS From Continuing
Operations
1
$1.29 $0.36 $1.65
Critical Care Technologies
Segment Profit
$434 $77 $511
Medical Technologies and Services
Segment Profit
2
$49 $42 $91
20
1
The nonrecurring items in the table above include items primarily related to the spinoff, restructuring and acquisition integration charges and gain on the sale of assets. Additionally, in the case of income from continuing operations and diluted earnings per share from continuing operations, nonrecurring items also

2
The nonrecurring items in the table above include items primarily related to the spinoff and restructuring and acquisition integration charges. During fiscal 2011, the company recognized a net $13 million gain on the sale of assets related to the divestiture of its OnSite Services business ($15 million gain) and Research
   Services business ($2 million loss), which was not allocated to the segments and is not reflected in the above results.
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investors tab. A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on August 8, 2011.
2
include tax items.